                                                                    EXHIBIT 99.3

                                OPTION AGREEMENT

        OPTION AGREEMENT, dated April 22, 2002, made by SONICblue Incorporated, a Delaware corporation (the "Grantor"), in favor of the grantees listed on
Schedule I attached hereto (individually, a "Grantee" and collectively, the "Grantees").

                              W I T N E S S E T H:

        WHEREAS, the Grantor and the Grantees have entered into a certain Securities Purchase Agreement, by and among the Grantor and the Grantees, dated as of April 21, 2002 (as amended or otherwise modified from time to time, the "Purchase Agreement"), pursuant to which the Grantor is selling to the Grantees an aggregate principal amount of $75,000,000 of its 7 3/4% Secured Senior Subordinated Convertible Debentures due 2005 (the "Debentures") and Warrants (the "Warrants") to purchase an aggregate of up to 7,500,000 shares of Common Stock of the Grantor, par value $0.0001 per share (the "Common Stock") (the transactions as contemplated by the Investment Documents (as defined herein), the "Investment"); and

        WHEREAS, it is a condition precedent to the closing (the " Closing ") of the Investment that the Grantor shall have executed and delivered to the Grantees this option agreement (as amended, modified or otherwise supplemented from time to time, this "Agreement") to create a purchase option in favor of each Grantee not later than July 17, 2002 (the date of the creation of such purchase options being the "Option Date"), to purchase, from and after the Option Date, such Grantee's pro rata portion of the Option Shares.

        NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Grantees to consummate the Investment, the Grantor hereby agrees with the Grantees as follows:

        SECTION 1. Definitions.

        (a) The location of certain defined terms used in this Agreement is crossed-referenced in Appendix A attached hereto.

        (b) In addition, the following terms shall have the respective meanings indicated below (such meanings to be applicable equally to both the singular and plural forms of the terms defined):

        "Bloomberg" means Bloomberg Financial Markets.

        "Business Day" means any day other than Saturday, Sunday or other day on which the banks in Taipei, Taiwan, R.O.C., are authorized or required by law to remain closed.

        "Closing Price" means, for any security as of any date, the last closing trade price for such security on the Principal Market as reported by Bloomberg, or if the Principal Market begins to operate on an extended hours basis, and does not designate the closing trade price, then the last trade price at the close of the Principal Market, as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the last closing ask price of such security as reported by Bloomberg, or, if no last closing ask price is reported for such security by Bloomberg, the average of the highest bid price and the lowest ask price of any market makers for such security as reported by Bloomberg. If the Closing Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Price of such security on such date shall be the fair market value of such security as mutually determined by the Grantor and the Required Grantees. If the Grantor and the Required Grantees are unable to agree upon the fair market value of such security, the Closing Price shall be the fair market value as determined in good faith by an independent, reputable investment bank selected by the Grantor and approved by the Required Grantees. All fees and expenses of such determination shall be borne by the Grantor. All such determinations shall be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.

        "Indenture" means that certain indenture, dated as of the date hereof, relating to the Debentures.

        "Investment Commission" means the Investment Commission of the Ministry of Economic Affairs of the R.O.C.

        "Investment Documents" means the Purchase Agreement, the Registration Rights Agreement, this Agreement, the Debentures, the Indenture, the Warrants, the Pledge Agreement and any other documents, agreements, instruments, certificates, UCC or other financing statements and all other contracts in connection therewith.

        "New Taiwan Dollars" and "NT$" means lawful currency for the time being of the R.O.C.

        "Option Shares" means, collectively up to 21,426,586 UMC Shares, subject to any adjustment for any stock split, stock dividend, recapitalization, stock combination or similar transaction after the date of this Agreement and including, with respect to each such Option Share, the right to receive all other dividends and distributions (whether in cash, securities or otherwise) thereon and all other rights and interests currently existing with respect thereto, or otherwise vested in or granted to the owner of such Option Shares from and after the date of this Agreement.

        "Pledge Agreement" means that certain Pledge and Security Agreement, dated as of the date hereof, by and among the Grantor and the Grantees.

        "Principal Market" means, with respect to the UMC Shares, the Taiwan Stock Exchange or, if the UMC Shares are not listed on the Taiwan Stock Exchange, the principal securities exchange on which the UMC Shares are listed or to which the UMC Shares are admitted to trading.

        "Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of the date hereof, by and among the Grantor and the Grantees.

        "Required Grantees" means the Grantees with the right to exercise the Purchase Option for more than 50% of the remaining number of previously unexercised Option Shares.

        "R.O.C." means the Republic of China.

        "Spot Rate" means, in relation to any specific date, the United States Dollars to New Taiwan Dollars exchange rate indicated on the Bloomberg page, "TWD Currency HP" for the offer side on the Business Day immediately preceding such date.

        "UMC" means United Microelectronics Corporation, a corporation organized under the laws of the R.O.C. and having its principal place of business at 300 No. 3, Li-hsin RD. II, Science-Based Industrial Park, Hsinchu, Taiwan, R.O.C.

        "UMC Shares" means the common shares, par value NT$10.00, of UMC.

        "Unrestricted Shares" means securities that are not restricted in any way with respect to disposition or transferability either by agreement, contract or other arrangement or by the applicable law of the R.O.C. or of any other non-U.S. jurisdiction.

        SECTION 2. Purchase Option. (a) From and after the Option Date and expiring (the "Purchase Option Expiration Date") three (3) Business Days after the later of (i) the maturity date of the Debentures (as the same may be extended from time to time) and (ii) the date of satisfaction in full of the Obligations (as defined in the Pledge Agreement), each Grantee shall have the option, but not the obligation (the "Purchase Option"), to purchase from time to time up to its pro rata portion of the Option Shares (based on the ratio that the principal amount of the Debentures purchased by each such Grantee at Closing bears to the total principal amount of Debentures purchased by all Grantees at Closing). The exercise price for each Option Share shall be NT$ 62.15 (the "Exercise Price"). Each Grantee may, at any time and from time to time from and after the Option Date, exercise the Purchase Option by delivering written notice to the Grantor (a "Purchase Option Notice"), which notice shall state: (i) the number of Option Shares being purchased by such Grantee and (ii) the date on which such Grantee shall purchase such Option Shares, which date shall be five
(5) Business Days after delivery of the Purchase Option Notice (such day, the "Purchase Option Date"). On the Purchase Option Date, the Grantor shall deliver or cause to be delivered to such Grantee (i) certificates representing the number of Option Shares set forth in the Purchase Option Notice without legends or other restrictions on their transferability, properly endorsed for transfer, together with all required documents and instruments necessary to effect the transfer of the Option Shares and the recordation of such transfer with UMC,
(ii) any dividends and distributions (whether in cash, securities or otherwise) in respect of such Option Shares and any right and interest on such Option Shares arising after the date of this Agreement and prior to such delivery,
(iii) evidence that all required Investment Commission and other approvals have been obtained and (iv) a written certificate certifying that the representations and warranties set forth in Section 3 below remain true and correct as if made on the Purchase Option Date, against payment of the purchase price for such Option Shares, which shall be paid (less applicable R.O.C. securities transfer tax) in immediately available funds by such Grantee to an account designated in writing by the Grantor. Notwithstanding anything to the contrary contained in this Agreement, if any Grantee delivers to the Grantor a Purchase Option Notice prior to the Purchase Option Expiration Date, the Purchase Option Expiration

Date shall be extended, for such Grantee, until after the Grantee has purchased the number of Option Shares set forth in the Purchase Option Notice.

        (b) Inability to Deliver/Cash Settlement. If, upon any exercise of the Purchase Option hereunder, the Grantor does not or cannot on the applicable Purchase Option Date deliver to the applicable Grantee full complete, unencumbered and unrestricted title to the relevant Option Shares as contemplated by subsection (a), above, the Grantor shall, at the option of the applicable Grantee, instead pay to the applicable Grantee on the applicable Purchase Option Date, by wire transfer of immediately available funds to such bank account or bank accounts as the applicable Grantee shall designate in writing to the Grantor, an amount equal to the Market Price minus the Exercise Price times the number of Option Shares to have been delivered pursuant to Subsection (a) above. For purposes of the above, "Market Price" shall mean the US Dollar equivalent (calculated at the Spot Rate on the date of payment) of the average closing price of UMC Shares on the Principal Market on the three (3) trading days immediately preceding the applicable Purchase Option Date. Notwithstanding the foregoing, nothing herein shall preclude any Grantee from seeking specific performance and/or claiming damage from the Grantor if such failure to deliver arises from the Grantor's breach of its obligations hereunder.

        SECTION 3. Representations and Warranties. The Grantor hereby represents and warrants to the Grantees that:

        (a) the Grantor is and shall be on the Purchase Option Date the legal and beneficial owner of the Option Shares, free and clear of any lien, security interest, pledge, charge, option, right of first refusal, claim, mortgage, lease, easement or any other encumbrance whatsoever ("Liens"), except for Liens in favor of the Grantees pursuant to the Investment Documents;

        (b) on the date hereof, the Grantor is the legal, beneficial and record owner of at least 25,184,000 UMC Shares;

        (c) the Grantor has furnished each Grantee with a true, correct and complete copy of each lock-up agreement, pledge agreement, registration rights agreement and other agreement in respect of or otherwise affecting any of the UMC Shares held or beneficially owned by the Grantor in existence on the date hereof;

        (d) on the Option Date and thereafter the Option Shares will be Unrestricted Shares;

        (e) except for those approvals referred to elsewhere herein, all governmental (R.O.C. and non-R.O.C.) and other consents, approval or authorizations that are required to have been obtained by the Grantor with respect to this Agreement and the grant of the Purchase Option hereunder have been obtained and are, and will continue to be, in full force and effect and all conditions of any such consent, approval or authorization will have been complied with on or prior to the Option Date;

        (f) except as expressly contemplated herein, the Grantor is not required to obtain any governmental or other consent or approval, including, without limitation, from any governmental authority or entity in the R.O.C. in connection with the execution, delivery and performance of this Agreement or the transfer of the Option Shares to the Grantees;

        (g) the Grantor's investment in the Option Shares has been approved by the Investment Commission under the Statute for Investments by Foreign Nationals and the Option Shares are, and will upon transfer to the Grantees, remain fully eligible for all benefits associated with such approval; and

        (h) to the extent that any of the Option Shares are dividend shares, such shares are not subject to deferred dividend tax upon any future sale thereof.

        SECTION 4. Covenants.

        (a) The Grantor hereby covenants (i) immediately after the Option Date, but in no event later than five (5) Business Days thereafter, to jointly file with the Grantees, for approval with the Investment Commission, for the Grantor to sell, and one or more Grantees to purchase, some or all of the Option Shares at the Exercise Price, and (ii) if, and each time the Required Grantees request that the Grantor file an extension to the approval referred to in clause (i) above, the Grantor shall file such extension in form and substance acceptable to the Required Grantees, within five (5) Business Days after such request.

        (b) The Grantor at its own cost and expense shall do, make, execute and deliver all such additional and further acts, documents, assurances, certificates and instruments as may be necessary or that the Required Grantees may reasonably require to exercise their rights under the Purchase Option, including, without limitation, (i) executing, delivering and, where appropriate, filing any documents with the Investment Commission or any other governmental authority and (iii) delivering any legal opinion of Grantor's R.O.C. counsel with respect to the validity of the Purchase Option, in each case in form and substance satisfactory to the Required Grantees.

        (c) Upon exercise of the Purchase Option by any Grantee, in whole or in part, the Grantor shall cause (i) the Option Shares subject to such exercise to be released from the pledge in favor of the Grantees as set forth in the Pledge Agreement, and (ii) the certificates representing such shares to be endorsed and delivered to the Grantees as contemplated by Section 2(a) above, and (iii) the transfer of such shares to be recorded with UMC's transfer agent.

        (d) Notice Received from UMC. From and after the date hereof, Grantor shall promptly notify the Grantees after the Grantor receives any notice from UMC that may reasonably be expected to affect the value of the Option Shares, including, without limitation, a notice of corporate action or proposed corporate action, and shall deliver a copy of such notice to each of the Grantees, but in no event shall the Grantor notify and deliver such notice to the Grantees later than five (5) Business Days after it has received such notice.

        (e) Grantees' Payment for Rights Offering. If there is an offering by UMC to its shareholders of any rights or options to subscribe for, purchase or receive any securities, cash or any other items and the Grantor elects not to participate in such offering, then, if permitted by applicable law, the Grantor shall notify the Grantees of the Grantor's intention not to participate prior to the earlier of (i) ten (10) days prior to the expiration of the offering and (ii) the number of days prior to the expiration of the offering equal to one-half of the number of days that such offering is to remain open, and the Grantor shall grant the Grantees the opportunity to deliver to the Grantor the funds and any actual reasonable expenses of the Grantor, including, without limitation, any securities transfer taxes, necessary for the Grantor to participate in such offering. Upon receipt of such funds, the Grantor shall be obligated to participate in such offering and shall do all acts and execute all documents necessary or appropriate to transfer the securities, options, cash or other items that were issued, granted, purchased or received pursuant to such offering to the Grantees.

        (f) Release from Collateral. Any Option Shares purchased by a Grantee pursuant to Section 2 shall be released from the Collateral (as defined in the Pledge Agreement) pledged pursuant to the Pledge Agreement.

        SECTION 5. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered pursuant to the terms of the Indenture.

        SECTION 6. Miscellaneous.

        (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantor and the Required Grantees, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantor therefrom, shall be effective unless it is in writing and signed by the Required Grantees, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        (b) This Agreement shall (i) remain in full force and effect until the Purchase Option Expiration Date; and (ii) be binding on the Grantor and its successors and assigns and shall inure, together with all rights and remedies of the Grantees hereunder, to the benefit of the Grantees and their successors, transferees and assigns. The Grantees may assign or transfer, as collateral or otherwise, any or all of its interest hereunder and under the other Investment Documents. None of the rights or obligations of the Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Required Grantees.

        (c) Upon the Purchase Option Expiration Date, this Agreement and the Purchase Option shall terminate.

        (d) This Agreement may be executed in counterparts, each of which, when so executed and delivered, shall be deemed to be an original and enforceable, but all of which counterparts, taken together, shall constitute one and the same instrument.

        (e) In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the other remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law; provided that this paragraph shall not cause this Agreement to differ materially from the intent of the parties as herein expressed.

        (f) Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

        (g) The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

        (h) This Agreement supersedes all other prior oral or written agreements between the Grantor and each Grantee, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Grantor nor any Grantee makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Grantor and the Required Grantees. No such amendment shall be effective to the extent that it applies to less than all of the Grantees. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

        (i) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

        (j) Each Grantee and each permitted assignee under the Investment Documents shall have all rights and remedies set forth in the Investment Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

        (k) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under the Indenture and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                          [REMAINDER OF PAGE IS BLANK]

        IN WITNESS WHEREOF, the Grantor has executed and delivered this Agreement as of the date first above written.

                                            SONICBLUE INCORPORATED



                                    By: /s/ JOHN J. TODD
                                       -----------------------------------
                                       Name:  John J. Todd
                                            ------------------------------
                                       Title: Chief Operating Officer
                                             -----------------------------


Acknowledged and Consented to:

PORTSIDE GROWTH AND OPPORTUNITY FUND


By: /s/ JEFFREY M. SOLOMON
   ------------------------------
   Name:  Jeffrey M. Solomon
        -------------------------
   Title: Managing Officer
         ------------------------


SMITHFIELD FIDUCIARY LLC


By: /s/ ADAM J. CHILL
   ------------------------------
   Name:  Adam J. Chill
        -------------------------
   Title: Authorized Signatory
         ------------------------


CITADEL EQUITY FUND LTD.


By: /s/ KENNETH A. SIMPLER
   ------------------------------
   Name:  Kenneth A. Simpler
        -------------------------
   Title: Vice President
         ------------------------

                                   SCHEDULE I

                              SCHEDULE OF GRANTEES

                                                           Grantee Address
               Grantee Name                             and Facsimile Number
 ---------------------------------------   -----------------------------------------------
 Portside Growth & Opportunity Fund, Ltd.  c/o Ramius Capital Group, L.L.C.
                                           666 Third Avenue, 26th Floor
                                           New York, NY 10017
                                           Attention:  Jeffrey M. Solomon
                                                       Andrew Strober
                                           Telephone:  (212) 845-7917
                                           Facsimile:  (212) 845-7999

 Smithfield Fiduciary LLC                  c/o Highbridge Capital Management, LLC
                                           9 West 57th Street, 27th Floor
                                           New York, NY 10019
                                           Attention: Ari J. Storch
                                                      Adam J. Chill
                                           Telephone: (212) 287-4720
                                           Facsimile: (212) 751-0755

 Citadel Equity Fund Ltd.                  c/o Citadel Investment Group, L.L.C.
                                           225 West Washington Street
                                           Chicago, Illinois 60606
                                           Attention:  Kenneth A. Simpler
                                           Telephone: (312) 338-7801
                                           Facsimile: (312) 338-0780

                                   APPENDIX A

                                  DEFINED TERMS

                                                                                          Page
                                                                                          ----
Agreement....................................................................................1
Closing......................................................................................1
Common Stock.................................................................................1
Debentures...................................................................................1
Exercise Price...............................................................................3
Grantee......................................................................................1
Grantees.....................................................................................1
Grantor......................................................................................1
Investment...................................................................................1
Liens........................................................................................4
Market Price.................................................................................4
Option Date..................................................................................1
Purchase Agreement...........................................................................1
Purchase Option..............................................................................3
Purchase Option Date.........................................................................3
Purchase Option Expiration Date..............................................................3
Purchase Option Notice.......................................................................3
Warrants.....................................................................................1